BAILARD, BIEHL & KAISER FUND GROUP

Supplement dated June 12, 2002 to
Prospectus and Statement of Additional Information dated January 28, 2002


THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION
CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL
INFORMATION FOR THE BAILARD, BIEHL & KAISER DIVERSA FUND (THE
10:   FUND):

	Due to the small size of the Fund, the Board of Trustees determined on June 11, 2002 to recommend to the Fund's shareholders that the Fund be liquidated. A proposal to liquidate the Fund will be submitted to shareholders for their approval at a meeting currently scheduled for August 27, 2002.
    Proxy materials describing the plan of liquidation will be mailed to shareholders in advance of the meeting.
    If shareholders approve the liquidation at the meeting, the Fund's assets will be sold and, after providing for any liabilities of the Fund, the cash proceeds will be distributed to shareholders.
    It is expected that the liquidating distribution will be made on or before September 30, 2002.
    It is also expected that all expenses of the liquidation, other than brokerage commissions, will be borne by Bailard, Biehl & Kaiser, the investment adviser of the Fund.
    Further sales of the Fund's shares, except sales upon reinvestment of dividends or other distributions, have been suspended.





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